UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 25, 2010


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


         FLORIDA                      000-30392                   13-4172059
         -------                      ---------                   -----------
(STATE OR OTHER JURISDICTION)   (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
       OF INCORPORATION)                                        IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                            --------------

                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


(d) Effective January 25, 2010, the Company's Board of Directors unanimously elected Elbert O. Hand to serve as a member of the Board of Directors and appointed Mr. Hand to serve as Chairman of the Board. At the present time Mr. Hand has not been nominated to serve on any of the Company's committees.

     Mr. Hand became President of Hartmarx Corporation in 1985 and Chairman and Chief Executive Officer from 1992 through 2004 and thereafter retired as Chairman and remained as a director though 2009. Mr. Hand has also served on the Main Board of Austin Reed PLC, London from 1993 to 2002 and currently serves on the Board of Arthur J. Gallagher Inc. and has been a director from 2002 through the present. Mr. Hand also serves on the advisory board of Terlato Wines International and is a board member of the Savanna Music Festival, Savannah Georgia and Chicago's Music of the Baroque Chorus and Orchestra of which he was Chairman from 1995 to 2004.

     Mr. Hand is not a party to any existing oral or written compensatory or other plans, contracts, arrangements, grants or awards of cash, stock or other form of consideration with the Company.



ITEM 8.01 OTHER EVENTS.

     On January 25, 2010, the Company issued a press release announcing that Elbert O. Hand had been appointed to serve as a member of the Company's Board of Directors. A copy of this press release is attached hereto as
     Exhibit 99.1. This summary is qualified in its entirety by reference to
     Exhibit 99.1 to this current report. The press release and the information therein are being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description

    99.1          Press Release dated January 25, 2010.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: January 25, 2010
                                      By: /s/  David J. Johnson
                                          --------------------------------------
                                          President and Chief Executive Officer